Exhibit 99.1
JUNIATA VALLEY FINANCIAL CORP.2022 ANNUAL MEETINGMAY 17, 2022 A NEW BEGINNING Exhibit 99.1

Shareholders’ Business MeetingChairman, Timothy Havice

Agenda •Call to Order•Rules of Conduct•Introduction of Members of the Board of Directors•Determine Presence of Quorum, Approval of Minutes, Appointment of Judges of Election•Nominations•Management’s Presentation –“A New Beginning”•Questions/Comments•Voting Tabulation•Adjournment

Board of Directors•Chairman, Timothy I. Havice•Vice Chairman, Martin L. Dreibelbis•Bradley J. Wagner•Marcie A. Barber•Gary E. Kelsey•Michael A. Buffington•Dr. Richard M. Scanlon

In Memoriam

Agenda Call to OrderRules of ConductIntroduction of Members of the Board of Directors•Determine Presence of Quorum, Approval of Minutes, Appointment of Judges ofElection•Nominations•Management’s Presentation –“A New Beginning”•Questions/Comments•Voting Tabulation•Adjournment

Forward Looking Statements

This presentation may contain "forward looking" information as defined by the Private Securities Litigation Reform Act of 1995. When words such as "believes", "expects", "anticipates" or similar expressions are used in this presentation, Juniata is making forward-looking statements. Such information is based on Juniata's current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this forward-looking information. Many factors could affect future financial results. Juniata undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise.

For a more complete discussion of certain risks and uncertainties affecting Juniata, please see the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements" set forth in the Juniata's filings with the Securities and Exchange Commission.

A New BeginningPresident and CEO Marcie A. Barber EVP and CFO JoAnn McMinn

Year-over-Year Key Comparative Financial Results Balance Sheet Management•Asset Growth•Deposit Growth•Debt Reduction•Securities Portfolio Restructuring Pandemic-Related•Credit concerns reducedReversed Covid-expansion of Loan Loss Allowance•Non-interest revenues returning to normal level Significant Loss Recoveries•Funding Loan Loss Allowance 2021 Key Influencers Earnings Highlights2020 Full Year2021 Full Year Net Income$5,602,000$6,604,000 Return on Average Assets0.76%0.81% Return on Average Equity7.37%8.97% Net Interest Margin (fully tax equivalent)3.00%2.83% Loan Loss Provision as % of Average Assets (0.10)%0.09% Securities gains (losses) as % of Average Assets, net of Debt Extinquishment Costs 0.04% (0.06)% Non-Interest Income as % of Average Assets (excludes securities gains/losses) 0.61%0.61% Non-Interest Expense as % of Average Assets (excludes amortization of Low-Income Housing Inv and Debt Extinguishment Costs) Low-Income Housing Investment tax credit, net of after-tax amortization of investment, as % of Average Assets Tax Provision Expense as % of Average Assets (0.12)% (0.15)% Earnings per Share, diluted$1.10$1.32 (2.43)% 0.04% (2.31)% 0.03%

Ten Year Growth in Assets $448,869 $448,782 $480,529 $583,928 $580,354 $591,945 $625,236 $670,632 $793,718 $810,518 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 $800,000 $850,0002012201320142015201620172018201920202021At Year End, In thousands $

Ten Year Growth in Deposits $386,751 $379,645 $380,884 $457,126 $455,822 $477,668 $521,722 $531,937 $622,866 $708,447 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,0002012201320142015201620172018201920202021At Year End, In thousands $

Dynamic Balance Sheet ManagementWith year-over-year deposit growth of $86 million, or 14%, and loan balances declining by $4 million, asset/liability management strategies were executed to effectively use the additional funding.•Since most of the increased deposits were invested in securities, we restructured our portfolio atthree strategic points in time during 2021, resulting in the replacement of under-performing bonds withhigher-yielding instruments, while avoiding net losses in the transactions, planning for favorable netinterest margin results in 2022 and beyond.•We prepaid $15 million of outstanding debt and replaced it with the lower-cost deposit funding. Pre-payment penalties were incurred in 2021 but positioned us more favorably for an improved 2022 netinterest margin.

26.2%24.1%9.7%20.9%19.2% Deposit Stratification as of March 31, 2022 Non-Interest Bearing DemandInterest Bearing DemandMoney MarketSavingsTime Deposits •Stable and growing core deposit base.•Deposits boosted by government stimulus payments in 2020 and 2021.•Organic deposit growth early in 2022.•Stratification remains relatively consistent over time, trending from time deposits to more liquid transaction accounts in the recent rate environments. •Time deposits at JVB are considered core deposits, as we carry no volatile jumbo CDs. Diversified and Growing Deposit Base Dec2018Dec2019Dec2020Dec2021Mar2022Total Deposits (in thousands)$521,770$532,017$622,866$708,447$720,869Noninterest-Bearing Demand $126,105 $134,783 $168,115 $182,022 $188,710 Interest-Bearing Demand$97,053$97,263 $115,652 $170,210 $173,533 Money Market$50,359$52,895$60,816$70,764$69,818Savings$99,236$96,980 $123,572 $142,187 $150,634 Time Deposits $149,016 $150,096 $154,710 $143,264 $138,174 Total Deposit Growth2.0%17.1%13.7%1.8%Percentage of Total DepositsDec2018Dec2019Dec2020Dec2021Mar2022Noninterest-Bearing Demand24.2%25.3%27.0%25.7%26.2%Interest-Bearing Demand18.6%18.3%18.6%24.0%24.1%Money Market9.7%9.9%9.8%10.0%9.7%Savings19.0%18.2%19.8%20.1%20.9%Time Deposits28.6%28.2%24.8%20.2%19.2%

Loan Diversification

- Stable loan segmentation
- Paycheck Protection Program (PPP) loans
  - Total PPP loans originated - $51.0 million
  - Remaining PPP balances in March 2022 were $5.1 million
- Most PPP loans replaced with organic loan growth

	Dec2018	Dec2019	Dec2020	Dec2021	Mar2022
Total Loans (in thousands)	**$417,631**	**$400,590**	**$422,661**	**$418,303**	**$412,575**
Real Estate Mortgage	$163,548	$152,278	$141,438	$131,754	$129,528
Construction Loans	$36,688	$46,710	$61,051	$43,281	$49,765
Commercial Real Estate	$141,296	$124,622	$122,698	$159,806	$153,719
Commercial Business	$46,563	$51,785	$44,680	$48,284	$48,936
PPP/SBA Loans	$0	$0	$28,377	$14,355	$9,495
Municipal Loans	$19,129	$16,377	$18,550	$16,323	$16,971
Personal Consumer	$10,408	$8,818	$5,867	$4,500	$4,161
Net Loan Growth		**-4.1%**	**5.5%**	**-1.0%**	**-1.4%**

Percentage of Total Loans	Dec2018	Dec2019	Dec2020	Dec2021	Mar2022
Real Estate Mortgage	39.2%	38.0%	33.5%	31.5%	31.4%
Construction Loans	8.8%	11.7%	14.4%	10.3%	12.1%
Commercial Real Estate	33.8%	31.1%	29.0%	38.2%	37.3%
Commercial Business	11.1%	12.9%	10.6%	11.5%	11.9%
PPP/SBA Loans	0.0%	0.0%	6.7%	3.4%	2.3%
Municipal Loans	4.6%	4.1%	4.4%	3.9%	4.1%
Personal Consumer	2.5%	2.2%	1.4%	1.1%	1.0%


Loan Segments as of March 31, 2022
Municipal
1.0%
Personal Consumer
PPP/SBA
2.3%
4.1%
Commercial Business
11.9%
Real Estate Mortgage
31.4%
Commercial Real Estate
37.3%
12.1%
Construction Loans

Credit Quality and Coverage •Strong Reserves 0.50%0.55%0.11%0.05%0.03%0.00%0.10% 0.20% 0.30% 0.40% 0.50% 0.60%YE 2018YE 2019YE 2020YE 2021Q1 2022Non-Performing Loans as % of Total Loans 0.76%0.98%1.23%1.02%1.02%0.70%0.80% 0.90% 1.00% 1.10% 1.20% 1.30%YE 2018YE 2019YE 2020YE 2021Q1 2022Total Reserves for Loans as % of Total Loans (excluding PPP Loans) 0.06%(0.12)%(0.10)%(0.04)%(0.01)% (0.15)% (0.10)% (0.05)%0.00% 0.05% 0.10%YE 2018YE 2019YE 2020YE 2021Q1 2022Net Charge-Offs (Recoveries) as % of Average Loans •Decreasing Non-Performing Loans •Low Charge-Offs•Net Recoveries Providing Funding for Reserves (in thousands)12/31/201812/31/201912/31/202012/31/20213/31/2022Total Loans$ 417,631 $ 400,590 $ 422,661 $ 418,303 $ 412,575 PPP Loans--28,377 10,132 5,077 Total Loans (excluding PPP Loans)$ 417,631 $ 400,590 $ 394,284 $ 394,284 $ 401,647 (in thousands)12/31/201812/31/201912/31/202012/31/20213/31/2022Allowance for Loan Loss$ 3,034 $ 2,961 $ 4,094 $ 3,508 $ 3,576 Unamortized Credit Discount on purchased loans130 964 741 533 509 Total Reserve for Loans$ 3,164 $ 3,925 $ 4,835 $ 4,041 $ 4,085 Total Reserve as % of Total Loans (excl. PPP)0.76%0.98%1.23%1.02%1.02% (in thousands)12/31/201812/31/201912/31/202012/31/20213/31/2022Non-performing Loans$ 2,075 $ 2,202 $ 444 $ 226 $ 130 (in thousands)12/31/201812/31/201912/31/202012/31/20213/31/2022Net Charge-Offs (Recoveries)$ 242 $ (500)$(412)$(183)$ (40)Average Loans Outstanding$ 409,362 $ 408,320 $ 413,251 $ 423,285 $ 417,565 Net Charge-Offs (Recoveries) / Average Loans 0.06%(0.12)%(0.10)%(0.04)%(0.01)%Provision for Loan Losses$ 337 $ (573)$ 721 $ (769)$ 28

Non-Interest RevenuesDriving through and out of the Pandemic Debit Card Exchange Fees and NSF Fees $952 $649 $616 $910 $1,021 $1,227 201920202021 NSF Fees Exchange Fees Trust and Wealth Management Fees $666 $714 $813 201920202021 Non-Interest Loan Revenues $333 $298 $441 201920202021 All $ in thousands

Beginning 2022Refer to Forward-Looking Statement Disclaimer

RetirementJoAnn McMinn, EVP and CFO to retire on June 21, 2022

SuccessionMichael Wolf will become SVP Chief Financial Officereffective June 1, 2022Need Picture of Mike

•Economic uncertainty remains•Inflation•Supply Chain Disruptions•Escalating Russia/Ukraine War Effects•Rising Rates•JUVF delivered strong financial performance in Q1 2022•Net income increased 29.4% over Q1 2021•Earnings per share increased 27.3% over Q1 2021•Core Processing Evaluation•Loan portfolio strength•Maintain adequate reserves, constantly monitoring risk factors•All temporary PPP loan volumes replaced with traditional lending growth Moving Forward

2022 First Quarter Financial Results Earnings Highlights2020 Full Year2021 Full Year 2021 Quarter 1 2022 Quarter 1 Net Income$5,602,000$6,604,000$1,635,000$2,115,000 Return on Average Assets0.76%0.81%0.82%1.04% Return on Average Equity7.37%8.97%8.68%12.55% Net Interest Margin (fully tax equivalent)3.00%2.83%2.75%3.17% Loan Loss Provision as % of Average Assets (0.10)%0.09%0.04% (0.01)% Securities gains (losses) as % of Average Assets, net of Debt Extinquishment Costs 0.04% (0.06)%0.05% (0.01)% Non-Interest Income as % of Average Assets (excludes securities gains/losses) 0.61%0.61%0.59%0.64% Non-Interest Expense as % of Average Assets (excludes amortization of Low-Income Housing Inv and Debt Extinguishment Costs) Low-Income Housing Investment tax credit, net of after-tax amortization of investment, as % of Average Assets Tax Provision Expense as % of Average Assets (0.12)% (0.15)% (0.15)% (0.21)% Earnings per Share, diluted$1.10$1.32$0.33$0.42 (2.43)% (2.30)% 0.04% 0.03% (2.31)% 0.03% (2.21)% 0.03%

Strong Regulatory Capital •“Well Capitalized”•Tier One Risk-Based Capital 12.5% vs Minimum Requirement of 6%•Total Risk-Based Capital 13.3% vs Minimum Requirement of 10% Strong Liquidity •Liquid Assets 34% of Total Assets•Contingent Sources of Liquidity 26% of total assets Strong Dividend Yield •Current Dividend Yield 5.5%Capital and Liquidity

JUVF Trading Platform JUVF has been approved to trade on the OTCQX Banks Market Upgrade to OTCQX for:•Increased Visibility•Increased Liquidity•Showcasing our company•Graduating to the OTCQX Market marks animportant milestone for Juniata Valley FinancialCorp. in the U.S. public markets.•The OTCQX Market enables banks to maximizethe value of being a public company by providing transparent trading and easy access to company information for shareholders.•To qualify for OTCQX, community banks must meet high financial standards, follow best practice corporate governance, anddemonstrate compliance with applicablesecurities laws.

Questions / CommentsThis presentation has been filed with the SEC on a Form 8-K

Vote Tabulation ReportLisa Snyder

JUNIATA VALLEY FINANCIAL CORP.2022 ANNUAL MEETINGMAY 17, 2022 Meeting Adjournment